Contingent assets and liabilities	12 Months Ended
Dec. 31, 2018
Contingent assets and liabilities
Contingent assets and liabilities

27. Contingent assets and liabilities

On March 13, 2014, we announced the signing of a definitive agreement to sell the service division operations to Charles River Laboratories International, Inc. or CRL for a total consideration of up to €134 million. CRL agreed to pay us an immediate cash consideration of €129 million. The potential earn-out of €5 million due upon achievement of a revenue target 12 months after transaction closing was not achieved. Approximately 5% of the total consideration, including price adjustments, was being held on an escrow account. Four claims have been introduced by CRL, which have all been settled for a total amount of €1.3 million. In the first half of 2017 the remaining balance of €6.6 million was released in full, as final agreement between the parties was reached.

Following the divestment, we remained guarantor until early February 2017 in respect of the lease obligations for certain U.K. premises. Finally, following common practice, we have given customary representations and warranties which are capped and limited in time (since April 1, 2016, CRL can only introduce a claim covered by the Tax Deed (during a period of 5 years), other claims related to the sale cannot be submitted anymore).

In the course of 2008, a former director of one of our subsidiaries sued for wrongful termination and seeks damages of €1.5 million. We believe that the amount of damages claimed is unrealistically high. On January 29, 2016, the court made a 1st degree judgment, dismissing all claims in full. In appeal, the 2nd degree court instructed the 1st degree court to conduct a new trial. On December 14, 2018, the 1st degree court again dismissed all claims of the plaintiff. On January 14, 2019, the plaintiff lodged an appeal, which is currently pending. The timing of this appeal procedure can however not be predicted with any degree of certainty. Considering the defense elements provided to date, as well as the judgment of the 1st degree court of December 14, 2018, our board and management evaluated the risk to be possible, but not likely. Accordingly, it was decided not to record any provision as the exposure was not considered probable.

In December 2015, we entered into a license and collaboration agreement to co-develop filgotinib with Gilead in rheumatoid arthritis, Crohn’s disease, ulcerative colitis and other indications. We are responsible for funding 20% of the associated global development costs of the program.  We have retained certain mechanisms to give us cost protection as filgotinib advances in clinical development. We can defer our portion of the global co-development study costs if they exceed a predetermined level, which we expect to reach at the end of 2019, and this deferment would be credited against future milestones, royalties or profit sharing at our option. If there are no future amounts to be paid by Gilead, we will not be obligated to make any payments to Gilead for such deferment.